                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                      POWER TECHNOLOGY, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

                                 N/A
      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                             POWER TECHNOLOGY, INC.
                              1000 W. BONANZA ROAD
                            LAS VEGAS, NEVADA 89106


                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 14, 2000

                            ------------------------

To the Shareholders of Power Technology, Inc.:

    The Annual Meeting of Shareholders of Power Technology, Inc. (the "Company") will be held at 1000 W. Bonanza Road, Las Vegas, Nevada on September 14, 2000, commencing at 3:00 p.m., local time, and thereafter as it may be adjourned from time to time, for the following purposes:

    1. To elect five directors for a term expiring at the next annual meeting of shareholders, or until their successors are duly elected or qualified;

    2. To consider and act upon a proposal to approve the Company's 2000 Stock Option, SAR and Stock Bonus Plan, a copy of which is attached to the accompanying Proxy Statement as Exhibit A;

    3. To consider and act upon a proposal to amend the Articles of Incorporation of the Company to increase the number of authorized shares of Common Stock from 25,000,000 shares to 100,000,000 shares of Common Stock and to establish and authorize a class of 1,000,000 shares of Preferred Stock, as provided in Exhibit B to the Proxy Statement;

    4. To ratify the selection of G. Brad Beckstead, CPA, as independent auditor for the Company for the year ending January 31, 2001; and

    5. To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

    The Company's Proxy Statement is submitted herewith. Holders of record of the Company's Common Stock at the close of business on August 1, 2000, are entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournment thereof, notwithstanding transfers of any stock on the books of the Company after such record date.

                                          By Order of the Board of Directors

                                          [SIGNATURE]
                                          William E. McNerney
                                          SECRETARY


Las Vegas, Nevada
August 18, 2000


                             YOUR VOTE IS IMPORTANT

    YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO REVOKE IT LATER OR VOTE YOUR SHARES IN PERSON IN THE EVENT YOU SHOULD ATTEND THE MEETING.

                             POWER TECHNOLOGY, INC.
                              1000 W. BONANZA ROAD
                            LAS VEGAS, NEVADA 89106

                            ------------------------

                                PROXY STATEMENT
                   FOR THE ANNUAL MEETING OF THE SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 14, 2000

    This Proxy Statement is furnished to shareholders of Power Technology, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the annual meeting of the shareholders to be held at the time and place for the purposes set forth in the accompanying notice.

GENERAL


    Accompanying this Proxy Statement is a Notice of Annual Meeting of Shareholders (the "Annual Meeting") of the Company to be held at the 1000 W. Bonanza Road, Las Vegas, Nevada, at 3:00 p.m., local time, on September 14, 2000, and any adjournment thereof, and a form of proxy for the Annual Meeting solicited by the Board of Directors. No proposals have been received from any shareholder to be considered at the Annual Meeting. An Annual Report to shareholders, including financial statements for the year ended January 31, 2000, this Proxy Statement and the enclosed proxy were first mailed to the share-holders on August 18, 2000, in connection with this solicitation.


VOTING OF PROXIES

    This proxy solicitation is intended to afford shareholders the opportunity to vote on the election of directors; approval of the Company's 2000 Stock Option, SAR and Stock Bonus Plan; the amendment of the Articles of Incorporation to increase the number of authorized shares of Common Stock to 100,000,000 and to establish a class of 1,000,000 shares of Preferred Stock; the ratification of the selection of G. Brad Beckstead, CPA, as independent auditor for the Company for its fiscal year ending January 31, 2001; and regarding such other matters, if any, that may be properly brought before the Annual Meeting. The proxy permits shareholders to withhold voting for any or all nominees for election as directors and to abstain from voting on any other matter if the shareholder so chooses.


    On August 1, 2000, the record date for shareholders entitled to vote at the Annual Meeting, there were 32 outstanding shares of Common Stock. A majority of such outstanding shares of Common Stock is necessary to provide a quorum at the Annual Meeting. Each share is entitled to one vote. Under the Articles of Incorporation, shareholders do not have the right to cumulate votes for the election of directors. The affirmative vote of the holders of a majority of the outstanding Common Stock, present and voting at the Annual Meeting, in person or by proxy, is required for the election of directors, approval of the Company's 2000 Stock Option, SAR and Stock Bonus Plan, and ratification of the selection of Brad Beckstead, CPA, as independent auditor for the Company for its fiscal year ending January 31, 2001.


    Shares represented by a proxy in the form enclosed, dated, duly executed and returned to the Company and not revoked, will be voted at the Annual Meeting in accordance with the directions given. Any shareholder attending the Annual Meeting may vote in person whether or not a proxy was previously filed. Any shareholder returning a proxy may revoke it at any time before it is exercised by giving written notice of such revocation to the Secretary of the Company. Unless authority to vote for any individual director or directors, or all directors, pursuant to Purpose 1 set forth in the Notice of Annual Meeting of Shareholders is withheld, the filed proxy will be voted FOR the election of directors as set forth in this Proxy Statement. If no direction is made regarding the other purposes set forth in the Notice of Annual Meeting of Shareholders, the proxy will be voted FOR such other actions.

    The cost of soliciting proxies will be borne by the Company which will reimburse brokerage houses, custodians, nominees and fiduciaries for their expenses in forwarding proxy material to the beneficial owners of the Company's Common Stock. Solicitation will be made by mail, but may also be made by telephone by certain officers and employees of the Company without any additional compensation to them.

   PROPOSAL 1. ELECTION OF DIRECTORS TO THE BOARD OF DIRECTORS OF THE COMPANY

ELECTION OF DIRECTORS

    The Board of Directors currently consists of five members. Directors are elected at the annual meeting of shareholders and hold office until the next annual meeting of shareholders and until their successors are elected and qualified. Messrs. Lee A. Balak, William E. McNerney, Alvin A. Snaper, Hugo P. Pomrehn, and F. Bryson Farrill are currently serving as directors of the Company.

    It is the intention of the persons named in the accompanying form of proxy to vote proxies for the election of the five above-named nominees. Each nominee has consented to being named in this Proxy Statement and to serve if elected. In the event that any of the nominees should for some reason, presently unknown, become unavailable for election, the persons named in the form of proxy intend to vote for substitute nominees.

NOMINEES FOR ELECTION AS DIRECTORS

    The nominees for election to the Board of Directors are:

    Mr. Balak became a director and the President of the Company during February 1996. From January 2000 to the present Mr. Balak has been a director and the President of Fluidic/Microwave Systems, Inc., a Nevada corporation. From 1993 to the present, Mr. Balak has been the owner and President of No. 90 Corporate Ventures, a Canadian corporation located in Vancouver, B.C. From 1983 to 1993, he was a corporate finance consultant. From 1977 to 1982, he was a registered representative of Canarim Investment Corporation (currently named Canacord Investment Corporation). While employed by Canarim Investment Corporation,
Mr. Balak was the subject of an administrative proceeding by the British Columbia Securities Commission regarding various alleged violations of the Securities Act, S.B.C. 1985, c.83 of British Columbia (the "Act"); and in November 1990, he undertook and agreed that certain trading exemptions under the Act would not apply or be available for a period of three years and that he would not be a director or officer of any reporting issuer for a period of three years, which period was subsequently reduced to February, 1992, by a variance order. In 1991, he was discharged in bankruptcy by the Supreme Court of British Columbia. Mr. Balak attended the University of Winnipeg.

    Mr. Snaper became a director, Vice President-Development, Secretary and Treasurer of the Company in March 1998; and has been a director and President of PowerTek Technologies Corporation, Inc., a subsidiary of the Company, since its incorporation in 1996. From January 2000 to the present, Mr. Snaper has been a director and Treasurer of Fluidic/Microwave Systems, Inc., a Nevada corporation. From 1979 to 1983, he was a director of American Methyland Homogenized Fuels Corporation. From 1980 to the present, he has been the Vice President of Neo-Dyne Research, Inc., a research and development company. From 1985 to the present, he has also been the Vice President of Inventrex Corp. Mr. Snapper was a founder of Advanced Patent Technology, Inc., a public company now known as Alliance Gaming, and was its Vice President and Director of Research and Development from 1968 to 1980. From 1952 to 1955, he was the chief Chemist for McGraw Colorgraph Company, a division of the Carnation Company. From 1949 to 1951, he was employed by the Bakelite Division of Union Carbide, where he assisted in its development of the pilot plant for plastics manufacture. During his 30 years of scientific research and development, Mr. Snapper's interdisciplinary technology activities have resulted in over 600 patents, products, processes and innovations. He has been awarded the Design News Best Patent of the year award on three separate occasions. Mr. Snaper graduated from McGill University with a bachelor of science degree in 1950. He is a registered professional engineer in the State of California.

    Mr. McNerney became a director and Executive Vice President of the Company in March 1998. From January 2000 to the present, Mr. McNerney has been a director and Secretary of Fluidic/Microwave Systems, Inc., a Nevada corporation. From 1993 to the present, he has been the owner and Chief Executive Officer of Revolutionary Technology Industries, Inc. From 1984 to 1993, he was retired. From 1974 to 1984, Mr. McNerney owned an oil and gas operating company, Golden Exploration, Inc. From 1954 to 1976, Mr. McNerney was a pilot employed by Northwest Airlines.

    Mr. Farrill became a director of the Company on October 25, 1999. From 1990 to the present, Mr. Farrill has been a financial consultant to high technology companies and other companies. Mr. Farrill is a director of Future link Distributing, Inc. From 1968 to 1964, he was the President and Chairman of McLeod Young Weir International, a brokerage firm until it was acquired by Scotia Capital Markets. From 1962 to 1979, he was employed by McCleod Young Weir Ltd in Toronto, and was a director and member of its executive committee from 1964 to 1989. Mr. Farrill received a B.A. decree in political science and economics from the University of Toronto in 1951.

    Dr. Pomrehn became a director of the Company during July 1998. Dr. Pomrehn is the Chairman of the Board and a director of Stayhealthy Incorporated, a closely held health products company. From November 1997 to August 1999, he was currently Executive Vice President of Special Projects of American Technologies Group, Inc. ("ATG"), a public company engaged in research and development activities; and has been a consultant to ATG since August 1999 to the present. Dr. Pomrehn previously served as President, Chief Operating Officer, Vice Chairman and a director of ATG from April 1995 to November 1997. He was appointed as Under Secretary of Energy by President George Bush in 1992. He was employed by Bechtel Corporation from 1967 to 1992, and was a Vice President and Manager of its Los Angeles regional office from 1990 to 1992. Dr. Pomrehn graduated from the University of Southern California with a bachelor of science degree in mechanical engineering in 1960; received a masters degree in mechanical engineering from George Washington University in 1965; received a masters degree in industrial engineering from the University of Southern California in 1969; and received a doctorate in engineering from the University of Southern California in 1975. Dr. Pomrehn is a member of the American Nuclear Society and American Society of Mechanical Engineers, and is a registered professional mechanical and nuclear engineer in the State of California.

COMMITTEES OF THE BOARD OF DIRECTORS

    STOCK PLAN COMMITTEE. A Stock Plan Committee of the Board of Directors will administer the Company's 2000 Stock Option, SAR and Stock Bonus Plan (the "Plan"). The Plan is submitted as a proposal in this Proxy Statement for approval by the shareholders. In the event of the election of Messrs. Lee A. Balak, Alvin A. Snaper, and William E. McNerney as directors, it is expected that they will be elected by the Board of Directors to serve as members of the Committee. The Committee has not met and no options, SAR's or stock bonuses have been granted under the Plan.

    OTHER COMMITTEES. The Company does not have an audit committee, compensation committee, nominating committee, an executive committee of the Board of Directors, or any other committees. However, the Board of Directors may establish various committees during the 2001 fiscal year.

COMPENSATION OF DIRECTORS

    Each non-employee director will receive $500 for each Board meeting attended, and for each committee meeting attended on days other than those on which the Board meets, and will receive reimbursement of travel expenses. Directors of the Company have not received any compensation in their capacity as directors as of the date hereof, except reimbursement of travel expenses.

COMPENSATION OF EXECUTIVE OFFICERS

    The following table sets forth the total cash compensation, paid or accrued, by the Company during its fiscal year ended January 31, 2000, to each executive officer and all executive officers as a group for services in all capacities to the Company.

                                            CASH COMPENSATION(1)   STOCK COMPENSATION
                                            --------------------   ------------------
Lee A. Balak..............................           $0                 $ 92,000(4)
William E. McNerney.......................           $0                 $ 18,000(5)
Alvin A. Snaper...........................           $0                 $ 92,000(4)
All executive officers as a group
  (3 persons).............................           $0                 $202,000(2)(3)

------------------------

(1) Personal benefits received by the Company's executive officers are valued below the levels which would otherwise require disclosure under the rules of the U.S. Securities and Exchange Commission. See "Transactions with Management".

(2) The Company does not currently provide any contingent or deferred forms of compensation arrangements, annuities, pension or retirement benefits.

(3) The Company has no employment contracts with its executive officers or employees; however, the Company has a consulting agreement with William E. McNerney, the Executive Vice President and a director of the Company, and with Hugo P. Pomrehn, a director of the Company.

(4) Represents a year-end stock bonus of 200,000 shares of Common Stock that was awarded by the Board of Directors as compensation, in lieu of salary and bonuses, effective December 31, 1999.

(5) Represents 30,000 shares of Common Stock issued under the terms of the consulting agreement between Mr. McNerney and the Company.

TRANSACTIONS WITH MANAGEMENT


    In June 1998, the Company leased approximately 5,000 square feet of offices and research facilities on a month-to-month basis for $2,000 per month from Mr. Alvin A. Snaper, a director, Vice President, Secretary and Treasurer of the Company and his partner. During the fiscal year ended January 31, 2000, the Company paid $20,000 in lease payments for these facilities.



    Mr. Lee A. Balak, the President and a director of the Company, had previously loaned and advanced approximately $258,500 to the Company as of December 22, 1999, for research and development fees. The research and development fees were paid by the Company to research consultants, and to Neo-Dyne Research, Inc. ("Neo-Dyne"), a research and development company owned by Alvin A. Snaper, a director and a Vice President, Secretary and Treasurer of the Company. Neo-Dyne has conducted substantially all of the research and development activities regarding the principal products of the Company, including its batteries, its pipeline connection technology, and its allow sensor technology, which provided continuity for such services. During the fiscal year ended January 31, 2000, the Company paid $33,750 in research fees to Neo-Dyne for its research services. On December 22, 1999, the Company authorized the issuance of 1,034,000 shares of restricted Common Stock at $.25 per share to Mr. Balak in exchange for the cancellation of this debt, including accrued interest.


    Effective April 1, 1999, the Company entered into a consulting agreement for a term of one year with William E. McNerney, a director and Vice President of the Company for $5,000 per month, payable quarterly in the Common Stock of the Company, in lieu of cash, valued at 85% of its lowest closing bid price during the quarter. During the year ended January 31, 2000, the Company issued 30,000 shares of Common Stock to Mr. McNerney under the terms of the consulting agreement. Mr. McNerney receives no salary or other compensation from the Company as a director and officer, except reimbursement of expenses.

    In June 1999, the Company acquired rights to advanced microwave technology designed to reduce the moisture content of agricultural products, from Alvin A. Snaper and William E. McNerney, directors and officers of the Company, who each received 100,000 shares of restricted Common Stock of the Company in exchange for this technology.

    The Company entered into a consulting agreement with Mr. Hugo P. Pomrehn, a director of the Company, effective September 1, 1998, for research and development services. The consulting fee is charged at a rate of $150 per hour, and he is reimbursed for travel and other expenses. During the year ended January 31, 2000, Mr. Pomrehn did not receive any consulting fees or other compensation from the Company.

SECURITY OWNERSHIP OF MANAGEMENT


    The total number of shares of Common Stock of the Company beneficially owned by each of the officers and directors, and all of such directors and officers as a group, and their percentage ownership of the outstanding Common Stock of the Company as of August 1, 2000, are as follows:



                                                             SHARES      PERCENT OF
                       MANAGEMENT                         BENEFICIALLY     COMMON
                    SHAREHOLDERS(1)                         OWNED(1)       STOCK
                    ---------------                       ------------   ----------
Lee A. Balak............................................   4,702,000        25.2%
15 Ocean View Road
Lions Bay, B.C. V0N2XE0
Canada

F. Bryson Farrill.......................................           0           0%
77 Verplank Avenue
Stanford, Connecticut 06902

William E. McNerney (2).................................     724,471         3.9%
953 E. Sahara, #9B
Las Vegas, Nevada 89104

Hugo P. Pomrehn, Ph.D...................................      50,000         0.3%
1017 South Mountain
Monrovia, California 91016

Alvin A. Snaper.........................................   1,004,155         5.4%
2800 Cameo Circle
Las Vegas, Nevada 89107

Ulf J. Lindquister......................................      16,250       0.001%
9717 Royal Lamb Drive
Las Vegas, Nevada 89145

Directors and officers as a group (6 persons, including
the above)..............................................   6,496,876        34.8%


------------------------


(1) Except as otherwise noted, it is believed by the Company that all persons have full voting and investment power with respect to the shares indicated. Under the rules of the Securities and Exchange Commission, a person (or group of persons) is deemed to be a "beneficial owner" of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security which that person has the right to acquire within 60 days, such as options or warrants to purchase the Common Stock of the Company.


                             PRINCIPAL STOCKHOLDERS


    The following table sets forth information with respect to the beneficial ownership of the Company's Common Stock by each shareholder who beneficially owns more than five percent (5%) of the Company's Common Stock, the number of shares beneficially owned by each and the percent of outstanding Common Stock so owned of record as of August 1, 2000. It is believed by the Company that all persons listed have sole voting and investment power with respect to their shares, except as otherwise indicated.



                                                          SHARES        PERCENT
          NAME AND ADDRESS                             OUTSTANDING    BENEFICIALLY
        OF BENEFICIAL OWNER           TITLE OF CLASS   COMMON STOCK      OWNED
        -------------------           --------------   ------------   ------------
Lee A. Balak........................   Common Stock      4,702,000       25.2%
15 Ocean View Road
Lions Bay, B.C. V0N2XE0
Canada

Cede & Co. (1)......................   Common Stock     11,248,827       60.2%
P.O. Box 222
Bowling Green Station
New York, New York 10274


------------------------

(1) Cede & Co. is a depository that holds securities as nominee for various broker-dealers and others to facilitate stock transfers.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

    Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

    Based on its review of the copies of such forms received by it, the Company believes that during the year ended January 31, 2000 all such filing requirements applicable to its officers and directors (the Company not being aware of any ten percent holder other than Lee A. Balak, the President and a director of the Company) were complied with except that certain Form 4 reports due from Messrs. Lee A. Balak, Alvin A. Snaper and William E. McNerney were filed late.

INDEMNIFICATION

    The Articles of Incorporation of the Company provides that no director or officer of the Company shall be personally liable to the Company or any of its stockholders for damages for breach of fiduciary duty as a director or officer involving any act or omission of any such director or officer, provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes.

    Nevada law provides that a corporation has the power to indemnify a director, officer, employee or agent of the corporation and certain other persons serving at the request of the corporation in related capacities against amounts paid and expenses incurred in connection with an action or proceeding to which he is or is threatened to be made a party by reason of such position, if such person shall have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the corporation, provided that no indemnification shall be made with respect to any matter as to which such person shall have been adjudged not to be entitled to indemnification under such law.

    The By-Laws of the Company provide that the Company shall indemnify all of its' officers and directors, past, present and future, against any and all expenses incurred by them, and each of them including but not limited to legal fees, judgments and penalties which may be incurred, rendered or levied in any legal action brought against any or all of them for or on account of any act or omission alleged to have been committed while acting within the scope of their duties as officer or directors of the Company.

    PROPOSAL 2. APPROVAL OF THE 2000 STOCK OPTION, SAR AND STOCK BONUS PLAN

    GENERAL. The Internal Revenue Code of 1986, as amended (the "Code"), among other things, provides certain tax advantages to persons granted stock options under a qualifying "incentive stock option plan." In order to take advantage of the favorable tax attributes associated with such options, it is proposed that the shareholders approve the 2000 Stock Option, SAR and Stock Bonus Plan (the "Plan"). On June 26, 2000, the Board of Directors adopted the Plan, subject to shareholder approval, which will authorize the Company through the Committee that administers the Plan (the "Committee") to grant non-qualified stock options, incentive stock options (the "Options"), both with and without appreciation rights, SAR's and stock bonuses to directors, officers, employees and consultants of the Company. There are 2,000,000 shares of Common Stock of the Company available for grant to participants designated by the Committee under the Plan. A description of the Plan appears below. A copy of the Plan is attached to this Proxy Statement as Exhibit A and the description contained herein is qualified in its entirety by reference to the complete text of the Plan.

    DESCRIPTION OF THE PLAN. The Board of Directors has determined that in order to attract and retain employees and consultants and to provide additional incentive for directors, officers, employees and consultants, upon whose efforts and judgment the success of the Company is largely dependent, the Plan should be adopted to permit the Committee the right to grant either non-qualified stock options ("Stock Options") with or without stock appreciation rights ("SARs") or incentive stock options ("ISO Options") with or without SARs under the features provided for by the Code, and stock bonuses. The Board believes that the best interest of the Company will be served by the availability of both Stock Option and ISO Options (both with or without SARs).

    THE COMMITTEE. The Plan provides for the granting by the Committee of Options (with or without SARs) and stock bonuses to directors, officers, employees and consultants of the Company. The shares subject to the Plan will be registered at the Company's expense pursuant to the Securities Act of 1933, as amended (the "Act"), and applicable state securities acts, or will be issued by the Company pursuant to exemptions from the registration requirements of the Act and applicable state securities acts. The Plan will be administered by the Committee composed of three members of the Board of Directors. The Committee administers and interprets the Plan and has authority to grant Options and stock bonuses to all eligible persons and determines at the time the Option is granted the number of shares granted under and the type of each Option or bonus, the purchase price, the option period and whether SARs granted thereunder or at the time of exercise of the Option. It is anticipated that Messrs. Lee A. Balak, Alvin A. Snaper, and William E. McNerney will be appointed as members of the Committee in the event they are elected as Directors at this Annual Meeting.

    STOCK OPTIONS AND ISO OPTIONS. The Plan provides for the issuance of either Stock Options or ISO Options, both of which may be with or without SARs, to employees and consultants of the Company, including employees who also serve as officers or directors of the Company, at any time prior to midnight January 31, 2005, for the purchase of shares of the Company's Common Stock from the 2,000,000 shares which have been set aside for such purpose. Under the provisions of the Plan, it is intended that the ISO

Options granted thereunder will qualify as options granted pursuant to Section 422 of the Code, which will provide certain favorable tax consequences to participants who are granted and elect to exercise such Options. The Committee may grant either Stock Options or ISO Options (both with or without SARs) for such number of shares to eligible participants as the Committee from time to time shall determine and designate. Shares involved in the unexercised portion of any terminated or expired Option may again be subjected to Options, provided that to the extent any Option in whole or in part is surrendered as the result of the exercise of a SAR, the shares subject to the surrendered portion of the Option will no longer be available for use under the Plan.

    The Committee is vested with discretion in determining the terms, restrictions and conditions of each Option. The option price of the Common Stock to be issued under the Plan will be determined by the Committee, provided such price may not be less than the fair market value of the shares on the date of grant, unless the participant owns greater than 10% of the total combined voting power of all classes of capital stock of the Company, in which case the exercise price of ISO Options may not be less than 110% of the fair market value of the Common Stock on the date of the grant and the ISO Options cannot be exer-cised five years after the grant. The fair market value of a share of the Company's Common Stock will initially be determined by averaging the closing high bid and low asked quotations for such share on the date of grant in the over-the-counter market (NASD Electronic Bulletin Board).

    Options granted under the Plan are exercisable in such amounts, at such intervals and upon such terms as the Committee shall provide in such Option; provided, however, that where Options are granted to employee Directors, until such time the Committee is comprised solely of Directors who are not eligible (and within one year prior to the date of reference has not been eligible) to participate in the Plan, the maximum number of shares of Common Stock for which Directors may be granted an Option in any calendar year may not exceed 10% of the aggregate number of shares with respect to which Options may be granted under the Plan. With respect to ISO Options, the aggregate fair market value (determined as of the date the ISO Option is granted) of the stock with respect to which any ISO Option is exercisable for the first time by a participant during any calendar year under the Plan (and under all incentive stock option plans of the Company and its subsidiaries qualified under the Code) shall not exceed $100,000. Upon the exercise of a Stock Option or an ISO Option, the option price must be paid in full, in cash or in Common Stock of the Company or a combination of cash and Common Stock of the Company.

    Stock Options and ISO Options granted under the Plan may not be exercised until six months after the date of the grant and rights under an SAR may not be exercised until six months after SARs are attached to an Option if not attached at the time of the grant, except in the event of death or disability of the participant. Options are exercisable only by participants while actively employed as a director, officer, employee or a consultant by the Company or a subsidiary except in the case of death, retirement or disability. In the case of retirement or disability and to the extent otherwise exercisable, Options may be exercised at any time within three months after the occurrence of retirement or within one year after the occurrence of disability. The personal representative of a deceased participant shall have one year from the date of death (but not beyond the expiration date of the Option) to exercise the exercisable portion of such Option to the extent that it has accrued on the date of death. If a Participant's employment as an employee or a consultant by the Company or its subsidiary terminates for any reason other than death, disability or retirement, any Option granted to such participant shall immediately terminate. However, a disabled or retired participant or any other participant upon the occurrence of other special circumstances may, with the consent of the Committee, exercise an Option if the disability, retirement or other event causing termination of employment as an employee or a consultant occurred on or after the six-month period following the date of grant, notwithstanding the fact that all installments with respect to such Option had not accrued at such date. If a participant dies or terminates employment as an employee or a consultant with the Company or its subsidiary by disability within the aforesaid six-month waiting period, the Committee may permit the personal representative of such deceased participant or the disabled participant to exercise any portion of an Option previously granted to such deceased or disabled participant. No

Option may be exercisable after January 31, 2005. Subject to such conditions, Options will become exercisable by the participants in such amounts and at such times as shall be determined by the Committee in each individual grant. Options are not transferable except by will or by the laws of descent and distribution.

    STOCK APPRECIATION RIGHTS. Stock appreciation rights ("SARs") in connection with either the grant of Stock Options or ISO Options under the Plan may be granted by the Committee and exercised by a participant only at such times that the Committee is comprised of not less than three that are not employees of the Company and have not been participants in any stock benefit plans during the preceding one year. Except in the case of death or disability, a SAR may not be exercised until six months after the date of grant but thereafter may be exercised and will terminate at such time as the Committee determines. SARs are exercisable only upon surrender of part or all of the related Option to which they are attached. SARs also terminate upon termination of the related Option. They may be exercised only by participants while employed as an employee or a consultant by the Company or its subsidiary, under the same terms and conditions as the Stock Options and ISO Options, and like such Options, death, disability or retirement will provide exceptions. See "Stock Options and ISO Options," above. A participant who terminates employment as an employee or a consultant by reason of disability, retirement or death within the six-month period following the date of grant of a SAR will automatically lose the SAR as well as the related Stock Option or ISO Option. However, a disabled or retired participant, or any other participant upon the occurrence of other special circumstances, may, with the consent of the Committee, exercise a SAR if the disability, retirement or other event causing termination of employment as an employee or a consultant occurred on or after the six-month period following the date of grant notwithstanding the fact that all installments with respect to such SAR had not accrued as of such date. If a participant dies or becomes disabled which causes termination of employment as an employee or a consultant within the aforesaid six-month waiting period, the Committee may permit the personal representative of such deceased participant of the disabled participant to exercise any portion of a SAR previously granted to such deceased or disabled participant. Upon the exercise of a SAR, the holder is entitled (subject to the Committee's approval) to receive the excess of the fair market value of the shares for which the right is exercised over the option price under the related Option.

    The Committee has the authority to determine whether the value of the SAR is paid in cash or shares of Common Stock or both and whether or not the SAR may be exercised by the participant. The Committee may deny the exercise of the SAR, if in the Committee's opinion, the performance by the participant is unsatisfactory or the conduct of the participant has been detrimental to the Company or one of its subsidiaries. The Committee has no authority to deny the exercise of the underlying Stock Option or ISO Option pursuant to the terms of the grant.

    The utilization of SARs will require a charge to the Company's operations for each year for the appreciation of the rights which are anticipated will be exercised. The amount of a charge is dependent upon whether and the extent to which such rights are granted, and the amount, if any, by which the fair market value of the Company's Common Stock exceeds the option price provided for in the related Stock Option or ISO Option. A similar charge will be made for Stock Options without SARs.

    PARTICIPANTS. As of the date of this Proxy Statement, there were no participants in the Plan. It is impossible at this time to determine who in the future among the eligible employees and consultants may be selected to receive additional Stock Options and ISO Options and with or without SARs under the Plan or the number of shares of the Company's Common Stock which may be optioned to any eligible employee or consultant. It is expected, however, that these determinations will be made on the basis of the eligible person's responsibilities and present and potential contributions to the success of the Company as indicated by the Committee's evaluation of the position such eligible person occupies.

    ADJUSTMENTS. The total number of shares of the Company's Common Stock which may be purchased through all classes of Options under the Plan and the number of shares subject to outstanding Options and the related option prices will be adjusted in the cases of changes in capital structure resulting from a stock dividend, recapitalization, stock split, consolidation, reorganization, combination, liquidation, stock dividend or similar transaction, except a dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving or the resulting corporation (except a reorganization which has the effect of changing the Company's place of organization) will cause the Plan and any Option or SAR granted thereunder to terminate upon the effective date of such dissolution, liquidation, merger or consolidation.

    TERMINATION AND AMENDMENT. The Plan terminates as of midnight on January 31, 2005, but prior thereto may be altered, changed, modified, amended or terminated by written amendment approved by the Board of Directors. Provided, that no action of the Board of Directors may, without the approval of shareholders, increase the total amount of Common Stock which may be purchased under Options granted under the Plan; withdraw the administration of the Plan from the Committee; amend or alter the option price of Common Stock under the Plan; change the manner of computing the spread payable by the Company to a participant upon the exercise of a SAR; or amend the Plan in any other manner which would impair the applicability of the exemption afforded by Securities Exchange Act Rule 16b-3 to the Plan. No amendment, modification or termination of the Plan shall in any manner adversely affect any Option theretofore granted under the Plan without the consent of the optionee except as described under "Adjustments" above.

    EFFECTIVE DATE. The Plan became effective June 26, 2000, subject to the approval of the shareholders at this Annual Meeting. The Company expects that the ISO Options and Stock Options to be granted under the Plan will be afforded the federal income tax treatment as described under "Federal Income Tax Consequences," below.

    FEDERAL INCOME TAX CONSEQUENCES. A participant receiving a Stock Option under the Plan will not be in receipt of income under the Code and the applicable Treasury Regulations thereunder, upon the grant of the Option. However, he will realize income at the time the Option is exercised in an amount equal to the excess of the fair market value of the Common Stock acquired on the date of exercise or six months thereafter with respect to a participant subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, unless such participant elects to include such excess in income on the exercise date under
Section 83 of the Code, over the purchase price. The amount of income realized by a participant will be treated as ordinary income, and the Company will be entitled to deduct that same amount. The tax basis of any Common Stock received by a participant will be its fair market value on the exercise date.

    The granting of Stock Options with SARs or ISO Options with SARs will not produce income under the Code and the applicable Treasury Regulations to the participant or and will not result in a tax deduction to the Company. Upon exercise of such rights, any cash a participant receives and the fair market value on the exercise date of any Common Stock received will be taxable to the participant as ordinary income. The amount of income recognized by a participant will be deductible by the Company. The tax basis of any Common Stock received by a participant will be its fair market value on the exercise date.

    Upon the granting of ISO Options, no taxable event will occur to a participant upon such grant or upon the exercise of ISO Options and that the Company will not be entitled to federal income tax deductions as the result. When a participant disposes of the shares acquired under an ISO Option, the difference between the option price and the selling price will be treated as long-term capital gain (or loss) if the shares are held for the requisite period of time. Under these constraints, shares may not be disposed of within two years from the date of the grant, or within one year after the shares are received in exercise of the Option. The holding periods are not applicable in the event of death of the shareholder. If shares acquired pursuant to an ISO Option under the Plan are disposed of prior to the end of these periods, generally the amount received which exceeds the price paid for the stock will be ordinary income to the optionee, and there will be a corresponding deduction to the Company for federal income tax purposes.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE PROPOSAL TO APPROVE THE 2000 STOCK OPTION, SAR AND STOCK BONUS PLAN. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

               PROPOSAL 3. APPROVAL OF AMENDMENT TO THE COMPANY'S
                           ARTICLES OF INCORPORATION

GENERAL

    The Board of Directors has approved and recommends that the shareholders approve an amendment to the Articles of Incorporation to authorize the Company to increase the authorized number of shares of Common Stock from 25,000,000 shares to 100,000,000 shares, and to establish a new class of 1,000,000 shares of Preferred Stock. The text of the amendment to the Articles of Incorporation is set forth in Exhibit B to this Proxy Statement. If the Amendment to the Articles of Incorporation is approved by the shareholders, the Board would be empowered, with no need for further shareholder approval, to issue additional shares of Common Stock, and/or to issue Preferred Stock in one or more series, and with such dividend rates and rights, liquidation preferences, voting rights, conversion rights, rights and terms of redemption and other rights, preferences, and privileges as determined by the Board.

PURPOSE OF PROPOSAL


    The Board of Directors has determined that it would be in the best interest of the Company to amend the Articles of Incorporation because corporate financing and other plans of the Company which are intended to foster its growth and flexibility. To facilitate the increase in capitalization and the proposed business plans of the Company, the Board of Directors believes that the proposed amendment to the Articles of Incorporation will assist the Company in achieving its business objectives.


    Authorizing additional shares of Common Stock and a new class of 1,000,000 shares of Preferred Stock will give the Board greater flexibility in connection with the Company's future financing requirements and other corporate purposes. The Board believes that the complexity of modern business financing and possible future transactions require greater flexibility in the Company's capital structure than currently exists. If approved, this proposal would permit the Board to issue Common Stock and/or Preferred Stock from time to time for any proper corporate purpose including acquisitions of other businesses or proper-ties and the raising of additional capital. Shares of Common Stock and Preferred Stock could be issued publicly or privately, in one or more series, and each series of Preferred Stock will rank senior to the Common Stock of the Company with respect to dividends and liquidation rights. The Company does not presently have any plans, agreements, understandings or arrangements that will, or could result in, the issuance of any Preferred Stock approved pursuant to this proposal.

POSSIBLE EFFECTS OF AMENDMENT REGARDING PREFERRED STOCK

    The ability of the Board, without any additional shareholder approval, to issue shares of Preferred Stock with such rights, preferences, privileges and restrictions as determined by the Board could be employed as an anti-takeover device. The amendment is not intended for that purpose and is not proposed in response to any specific takeover threat known to the Board. Furthermore, this proposal is not part of any plan by the Board to adopt anti-takeover devises and the Board currently has no present intention of proposing anti-takeover measures in the near future.

    Even though not intended by the Board, the possible overall effect of the amendment on the holders of Common Stock (the "Common Stock holders") may include the dilution of their ownership interests in the Company, the continuation of the current management of the Company, prevention of mergers with or business combinations by the Company and the discouragement of possible tender offers for its shares of Common Stock.

    Upon the conversion into Common Stock of shares of Preferred Stock issued with conversion rights, if any, the Common Stock holders' voting power and percentage ownership of the Company would be diluted and such issuances would have an adverse effect on the market price of the Common Stock. Additionally, the issuance of shares of Preferred Stock with certain rights, preferences and privileges senior to those held by the Common Stock could diminish the Common Stock holders' rights to receive dividends if declared by the Board and to receive payments upon the liquidation of the Company.

    If shares of Preferred Stock are issued, approval by such shares, voting as a separate class, could be required prior to certain mergers with or business combinations by the Company. These factors could discourage attempts to purchase control of the Company even if such change in control may be beneficial to the Common Stock holders. Moreover, the issuance of voting Preferred Stock to persons friendly to the Board could make it more difficult to remove incumbent management and directors from office even if such changes would be favorable to shareholders generally.

    Finally, if shares of Preferred Stock are issued with conversion rights, the attractiveness of the Company to a potential tender offeror may be diminished. The purchase of the additional shares of Common Stock necessary to gain control of the Company may increase the cost to a potential tender offeror and prevent the tender offer from being made even though such offer may have been desirable to many of the Common Stock holders.

    The Board believes that the financial flexibility offered by the amendment outweighs any of its disadvantages. To the extent the proposal may have anti-takeover effects, the proposal may encourage persons seeking to acquire the Company to negotiate directly with the Board, enabling the Board to consider the proposed transaction in a nondisruptive atmosphere and to discharge effectively its obligation to act on the proposed transaction in a manner that best serves all the shareholders' interests. It is also the Board's view that the existence of the Preferred Stock should not discourage anyone from proposing a merger or other transaction at a price reflective of the true value of the Company and which is in the interests of its shareholders.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION.

                        PROPOSAL 4. INDEPENDENT AUDITOR


    The Company has engaged G. Brad Beckstead, C.P.A. to provide it with audit services. Services provided included the examination of annual financial statements, limited review of unaudited quarterly financial information, review and consultation regarding filings with the Securities and Exchange Commission, assistance with management's evaluation of internal accounting controls, consultation on financial accounting and reporting matters, and other verification procedures. Mr. Beckstead will be present at the meeting, will have the opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.


        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE APPROVAL OF
    G. BRAD BECKSTEAD AS THE INDEPENDENT AUDITOR OF THE COMPANY FOR THE FISCAL YEAR ENDING JANUARY 31, 2001.

                                 OTHER BUSINESS

    The Board of Directors knows of no business which will be presented for action at the meeting other than that described in the Notice of Annual Meeting of Shareholders. It is intended, however, that the persons authorized under the proxies of the Board of Directors may, in the absence of instructions to the contrary, vote or act in accordance with their judgment with respect to any other proposal properly presented for action at the Annual Meeting.

                 SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

    Any shareholder may present proposals on any matter which is a proper subject for consideration by the shareholders at the 2001 Annual Meeting of Shareholders, which the Company currently anticipates will be held on or before October 1, 2001. In order to be considered for inclusion in the Proxy Statement and form of proxy (or Disclosure Statement in the event proxies are not solicited by the Board of Directors of the Company) for the 2001 Annual Meeting of Shareholders, a proposal must be received by the Secretary of the Company no later than 120 days prior to October 1, 2001. It is suggested that a shareholder desiring to submit a proposal do so by sending the proposal certified mail, return receipt requested, addressed to the Secretary of the Company at its principal office, 1000 W. Bonanza Road, Las Vegas, Nevada 89106. Detailed information for submitting proposals will be provided upon written request addressed to the Secretary of the Company.

                             ADDITIONAL INFORMATION

    The Company's financial statements for the fiscal years ended January 31, 2000, and 1999 and the Statements of Operations, Statements of Stockholders' Equity and Statements of Cash Flows for the fiscal years then ended are incorporated herein by reference to the Annual Report to Shareholders.

    THE COMPANY WILL PROVIDE A COPY OF ITS MOST RECENT FORM 10-KSB ANNUAL REPORT AND FORM 10-QSB QUARTERLY REPORT TO ITS STOCKHOLDERS UPON THEIR WRITTEN REQUEST, INCLUDING THEIR FINANCIAL STATEMENTS AND SCHEDULES, TO MR. WILLIAM E. MCNERNEY, THE SECRETARY OF THE COMPANY, AT 1000 W. BONANZA ROAD, LAS VEGAS, NEVADA 89106.

                            ------------------------

    It is important that proxies be returned promptly. Therefore, shareholders who do not expect to attend the Annual Meeting in person are requested to complete and return the proxy card as soon as possible.

                                          By Order of the Board of Directors

                                          [SIGNATURE]
                                          William E. McNerney
                                          SECRETARY


Las Vegas, Nevada
August 18, 2000

                                                                 EXHIBIT A
                                                                     TO
                                                              PROXY STATEMENT

                             POWER TECHNOLOGY, INC.
                  2000 STOCK OPTION, SAR AND STOCK BONUS PLAN

                                   ARTICLE 1

                               GENERAL PROVISIONS

1.1 PURPOSE. The purpose of the Power Technology, Inc. 2000 Stock Option, SAR and Stock Bonus Plan (the "Plan") shall be to attract, retain and motivate key management employees and independent consultants (the "Participants") of Power Technology, Inc. (the "Company") and its subsidiaries, if any, by way of granting (i) non-qualified stock options ("Stock Options"), (ii) non-qualified stock options with stock appreciation rights attached ("Stock Option SARs"),
(iii) incentive stock options ("ISO Options"), (iv) ISO Options with stock appreciation rights attached ("ISO Option SARs"), and (v) stock bonuses. For the purpose of this Plan, Stock Option SARs and ISO Option SARs are sometimes collectively herein called "SARs;" and Stock Options and ISO Options are sometimes collectively herein called "Options." The ISO Options to be granted under the Plan are intended to be qualified pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); and the Stock Options to be granted are intended to be "non-qualified stock options" as described in Sections 83 and 421 of the Code. Furthermore, under the Plan, the terms "parent" and "subsidiary" shall have the same meaning as set forth in Subsections
(e) and (f) of Section 425 of the Code unless the context herein clearly indicates to the contrary.

1.2 GENERAL. The terms and provisions of this Article I shall be applicable to Stock Options, SARs and ISO Options unless the context herein clearly indicates to the contrary.

1.3 ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Stock Plan Committee (the "Committee") appointed by the Board of Directors (the "Board") of the Company and consisting of not less than three members from the Board. The members of the Committee shall serve at the pleasure of the Board. The Committee shall have the power where consistent with the general purpose and intent of the Plan to (i) modify the requirements of the Plan to conform with the law or to meet special circumstances not anticipated or covered in the Plan,
(ii) suspend or discontinue the Plan, (iii) establish policies and (iv) adopt rules and regulations and prescribe forms for carrying out the purposes and provisions of the Plan including the form of any "stock option agreements" ("Stock Option Agreements"). Unless otherwise provided in the Plan, the Committee shall have the authority to interpret and construe the Plan, and determine all questions arising under the Plan and any agreement made pursuant to the Plan. Any interpretation, decision or determination made by the Committee shall be final, binding and conclusive. A majority of the Committee shall constitute a quorum, and an act of the majority of the members present at any meeting at which a quorum is present shall be the act of the Committee.

1.4 SHARES SUBJECT TO THE PLAN. Shares of stock ("Stock") covered by Stock Options, SARs, ISO Options and stock bonuses shall consist of 2,000,000 shares of the Common Stock, $.001 par value, of the Company. Either authorized and unissued shares or treasury shares may be delivered pursuant to the Plan. If any Option for shares of Stock, granted to a Participant lapses, or is otherwise terminated, the Committee may grant Stock Options, SARs, ISO Options and stock bonuses for such shares of Stock to other Participants. However, neither Stock Options, SARs nor ISO Options shall be granted again for shares of Stock which have been subject to SARs which are surrendered in exchange for cash or shares of Stock issued pursuant to the exercise of SARs as provided in Article II hereof.

1.5 PARTICIPATION IN THE PLAN. The Committee shall determine from time to time those Participants who are to be granted Stock Options, SARs, ISO Options and stock bonuses and the number of shares of Stock covered thereby. Directors who are not employees of the Company or of a subsidiary shall not be eligible to participate in the in ISO Options or ISO in Option SARs. During any period that the Committee is comprised of less than three Directors each of whom is a Disinterested Director, the maximum number of shares of Stock for which employee-Directors may be granted options in any calendar year shall not exceed 10 percent of the aggregate number of shares of Stock with respect to which Options may be granted under the Plan.

1.6 DETERMINATION OF FAIR MARKET VALUE. As used in the Plan, "fair market value" shall mean on any particular day (i) if the Stock is listed or admitted for trading on any national securities exchange or the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System, the last sale price, or if no sale occurred, the mean between the closing high bid and low asked quotations, for such day of the Stock on the principal securities exchange on which shares of Stock are listed, (ii) if Stock is not traded on any national securities exchange but is quoted on the National Association of Securities Dealers, Inc., Automated Quotation System, or any similar system of automated dissemination of quotations or securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Stock on such system, (iii) if neither clause (i) nor (ii) is applicable, the mean between the high bid and low asked quotations for the Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for shares of the Stock on at least five (5) of the ten (10) preceding days, (iv) in lieu of the above, if actual transactions in the shares of Stock are reported on a consolidated transaction reporting system, the last sale price of the shares of Stock on such system or, (v) if none of the conditions set forth above is met, the fair market value of shares of Stock as determined by the Board. Provided, for purposes of determining "fair market value" of the Common Stock of the Company, such value shall be determined without regard to any restriction other than a restriction which will never lapse.

1.7 ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. The aggregate number of shares of Stock under Stock Options and ISO Options granted under the Plan, the Option Price and the ISO Price and the total number of shares of Stock which may be purchased by a Participant on exercise of a Stock Option and an ISO Option shall be approximately adjusted by the Committee to reflect any recapitalization, stock split, merger, consolidation, reorganization, combination, liquidation, stock dividend or similar transaction involving the Company except that a dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving or the resulting corporation, shall cause the Plan and any Stock Option, SAR or ISO Option granted thereunder, to terminate upon the effective date of such dissolution, liquidation, merger or consolidation. Provided, that for the purposes of this Section 1.7, if any merger, consolidation or combination occurs in which the Company is not the surviving corporation and is the result of a mere change in the identity, form or place of organization of the Company accomplished in accordance with Section 368(a)(1)(F) of the Code, then, such event will not cause a termination. Appropriate adjustment may also be made by the Committee in the terms of a SAR to reflect any of the foregoing changes.

1.8 AMENDMENT AND TERMINATION OF THE PLAN. The Plan shall terminate at midnight, January 31, 2005, but prior thereto may be altered, changed, modified, amended or terminated by written amendment approved by the Board. Provided, that no action of the Board may, without the approval of the shareholders, increase the aggregate number of shares of Stock which may be purchased under Stock Options, SARs or ISO Options or stock bonuses granted under the Plan; withdraw the administration of the Plan from the Committee; amend or alter the Option Price or ISO Price, as applicable; change the manner of computing the spread upon the exercise of a SAR or amend the Plan in any manner which would impair the applicability of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, to the Plan. Except as provided in this Article I, no amendment, modification or termination of the Plan shall in any manner adversely affect any Stock Option, SAR or ISO Option theretofore granted under the Plan without the consent of the affected Participant.

1.9 EFFECTIVE DATE. The Plan shall be effective June 26, 2000, subject to approval by the holders of a majority of the Common Stock of the Company present, or represented, and entitled to vote at a meeting called for such purpose, and upon the issuance of a favorable opinion of counsel with respect to certain tax consequences of the Plan as it affects Stock Options, ISO Options and SARs.

1.10 SECURITIES LAW REQUIREMENTS. The Company shall have no liability to issue any Stock hereunder unless the issuance of such shares would comply with any applicable federal or state securities laws or any other applicable law or regulations thereunder.

1.11 SEPARATE CERTIFICATES. Separate certificates representing the Common Stock of the Company to be delivered to a Participant upon the exercise of any Stock Option, SAR, or ISO Option will be issued to such Participant.

1.12  PAYMENT FOR STOCK; RECEIPT OF STOCK OR CASH IN LIEU OF PAYMENT.

    (A) PAYMENT FOR STOCK. Payment for shares of Stock purchased under this Plan shall be made in full and in cash or check made payable to the Company. Provided, payment for shares of Stock purchased under this Plan may also be made in Common Stock of the Company or a combination of cash and Common Stock of the Company in the event that the purchase of shares is pursuant to the exercise of rights under an SAR attached to the Option and which is exercisable on the date of exercise of the Option. In the event that Common Stock of the Company is utilized in consideration for the purchase of Stock upon the exercise of a Stock Option or an ISO Option, then, such Common Stock shall be valued at the "fair market value" as defined in Section 1.6 of the Plan.

    (B) RECEIPT OF STOCK OR CASH IN LIEU OF PAYMENT. Furthermore, a Participant may exercise an Option without payment of the Option Price or ISO Price in the event that the exercise is pursuant to rights under an SAR attached to the Option and which is exercisable on the date of exercise of the Option. In the event an Option with an SAR attached is exercised without payment of the Option Price or ISO Price, the Participant shall be entitled to receive either
(i) a cash payment from the Company equal to the excess of the total fair market value of the shares of Stock on such date as determined with respect to which the Option is being exercised over the total cash Option Price or ISO Price of such shares of Stock as set forth in the Option or (ii) that number of whole shares of Stock as is determined by dividing (A) an amount equal to the fair market value per share of Stock on the date of exercise into (B) an amount equal to the excess of the total fair market value of the shares of Stock on such date with respect to which the Option is being exercised over the total cash Option Price or ISO Price of such shares of Stock as set forth in the Option, and fractional shares will be rounded to the next lowest number and the Participant will receive cash in lieu thereof.

1.13 INCURRENCE OF DISABILITY AND RETIREMENT. A Participant shall be deemed to have terminated employment or consulting and incurred a disability ("Disability") if such Participant suffers a physical or mental condition which, in the judgment of the Committee, totally and permanently prevents a Participant from engaging in any substantial gainful employment or consulting with the Company or a subsidiary. A Participant shall be deemed to have terminated employment as an employee or a consultant due to retirement ("Retirement") if such Participant ceases to be an employee or a consultant of the Company or its subsidiary, without cause, after attaining the age of 65.

1.14 STOCK OPTIONS AND ISO OPTIONS GRANTED SEPARATELY. Since the Committee is authorized to grant Stock Options, SARs and ISO Options to Participants, the grant thereof and Stock Option Agreements relating thereto will be made separately and totally independent of each other. Except as it relates to the total number of shares of Stock which may be issued under the Plan, the grant or exercise of a Stock Option or SARs shall in no manner affect the grant and exercise of any ISO Options. Similarly, the grant and exercise of any ISO Option shall in no manner affect the grant and exercise of any Stock Option or SARs.

1.15 GRANTS OF OPTIONS AND STOCK OPTION AGREEMENT. Each Stock Option, ISO Option and/or SAR granted under this Plan shall be evidenced by the minutes of a meeting of the Committee or by the written consent of the Committee and by a written Stock Option Agreement effective on the date of grant and executed by the Company and the Participant. Each Option granted hereunder shall contain such terms, restrictions and conditions as the Committee may determine, which terms, restrictions and conditions may or may not be the same in each case.

1.16 USE OF PROCEEDS. The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options granted under the Plan shall be added to the Company's general funds and used for general corporate purposes.

1.17 NON-TRANSFERABILITY OF OPTIONS. Except as otherwise herein provided, any Option or SAR granted shall not be transferable otherwise than by will or the laws of descent and distribution, and the Option may be exercised, during the lifetime of the Participant, only by him. More particularly (but without limiting the generality of the foregoing), the Option and/or SAR may not be assigned, transferred (except as provided above), pledged or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option and/or SAR contrary to the provisions hereof shall be null and void and without effect.

1.18 ADDITIONAL DOCUMENTS ON DEATH OF PARTICIPANT. No transfer of an Option and/or SAR by the Participant by will or the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice and an unauthenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the successor to the Option and/or SAR of the terms and conditions of such Option and/or SAR.

1.19 CHANGES IN EMPLOYMENT. So long as the Participant shall continue to be an employee or consultant of the Company or any one of its subsidiaries, any Option granted to him shall not be affected by any change of duties or position. Nothing in the Plan or in any Stock Option Agreement which relates to the Plan shall confer upon any Participant any right to continue in the employ as an employee or consultant of the Company or of any of its subsidiaries, or interfere in any way with the right of the Company or any of its subsidiaries to terminate his employment or consulting arrangement at any time.

1.20 SHAREHOLDER RIGHTS. No Participant shall have a right as a shareholder with respect to any shares of Stock subject to an Option prior to the purchase of such shares of Stock by exercise of the Option.

1.21 RIGHT TO EXERCISE UPON COMPANY CEASING TO EXIST. Where dissolution or liquidation of the Company or any merger consolidation or combination in which the Company is not the surviving corporation occurs, the Participant shall have the right immediately prior to such dissolution, liquidation, merger, consolidation or combination, as the case may be, to exercise, in whole or in part, his then remaining Options whether or not then exercisable, but limited to that number of shares that can be acquired without causing the Participant to have an "excess parachute payment" as determined under Section 280G of the Code determined by taking into account all of Participant's "parachute payments" determined under Section 280G of the Code. Provided, the foregoing notwithstanding, after the Participant has been afforded the opportunity to exercise his then remaining Options as provided in this Section 1.21, and to the extent such Options are not timely exercised as provided in this Section 1.21, then, the terms and provisions of this Plan and any Stock Option Agreement will thereafter continue in effect, and the Participant will be entitled to exercise any such remaining and unexercised Options in accordance with the terms and provisions of this Plan and such Stock Option Agreement as such Options thereafter become exercisable. Provided further, that for the purposes of this
Section 1.21, if any merger, consolidation or combination occurs in which the Company is not the surviving corporation and is the result of a mere change in the identity, form, or place of organization of the Company accomplished in accordance with Section

368(a)(1)(F) of the Code, then, such event shall not cause an acceleration of the exercisability of any such Options granted hereunder.

1.22 ASSUMPTION OF OUTSTANDING OPTIONS AND SARS. To the extent permitted by the then applicable provisions of the Code, any successor to the Company succeeding to, or assigned the business of, the Company as the result of or in connection with a corporate merger, consolidation, combination, reorganization or liquidation transaction shall assume Options and SARs outstanding under the Plan or issue new Options and/or SARs in place of outstanding Options and/or SARs under the Plan.

                                   ARTICLE II

                      TERMS OF STOCK OPTIONS AND EXERCISE

2.1  GENERAL TERMS.

    (A) GRANT AND TERMS FOR STOCK OPTIONS. Stock Options shall be granted by the Committee on the following terms and conditions: No Stock Option shall be exercisable within six months from the date of grant (except as specifically pro-vided in Subsection 2.l(c) hereof, with regard to the death or Disability of a Participant), nor more than 10 years after the date of grant. Subject to such limitation, the Committee shall have the discretion to fix the period (the "Option Period") during which any Stock Option may be exercised. Stock Options granted shall not be transferable except by will or by the laws of descent and distribution, Stock Options shall be exercisable only by the Participant while actively employed as an employee or a consultant by the Company or a subsidiary, except that (i) any such Stock Option granted and which is otherwise exercisable, may be exercised by the personal representative of a deceased Participant within 12 months after the death of such Participant (but not beyond the Option Period of such Stock Option), (ii) if a Participant terminates his employment as an employee or a consultant with the Company or a subsidiary on account of Retirement, such Participant may exercise any Stock Option which is otherwise exercisable at any time within three months of such date of termination and (iii) if a Participant terminates his employment as an employee or a consultant with the Company or a subsidiary on account of incurring a Disability, such Participant may exercise any Stock Option which is otherwise exercisable at any time within 12 months of such date of termination. If a Participant should die during the applicable three-month or 12-month period following the date of such Participant's Retirement or termination on account of Disability, the rights of the personal representative of such deceased Participant as such relate to any Stock Options granted to such deceased Participant shall be governed in accordance with Subsection 2.1(a)(i) of this
Article II.

    (B) OPTION PRICE. The option price ("Option Price") for shares of Stock subject to a Stock Option shall be determined by the Committee, but in no event shall the Option Price of an ISO be less than 100% of the "fair market value" of the Stock on the date of grant and in no event shall the Option Price of Stock Options be less than 85% of the "fair market value" of the Stock on the date of grant.

    (C) ACCELERATION OF OTHERWISE UNEXERCISABLE STOCK OPTION ON RETIREMENT, DEATH, DISABILITY OR OTHER SPECIAL CIRCUMSTANCES. The Committee, in its sole discretion, may permit (i) a Participant who terminates employment as an em-ployee or a consultant due to Retirement, (ii) a Participant who terminates employment as an employee or a consultant due to a Disability, (iii) the personal representative of a deceased Participant, or (iv) any other Participant who terminates employment as an employee or a consultant upon the occurrence of special circumstances (as determined by the Committee) to exercise and purchase (within three months of such date of termination of employment or consulting arrangement, or 12 months in the case of a deceased or disabled Participant; all or any part of the shares subject to Stock Option on the date of the Participant's Retirement, Disability, death, or as the Committee otherwise so determines, notwithstanding that all installments, if any, with respect to such Stock Option, had not accrued on such date. Provided, such discretionary authority of the Committee shall not be exercised with respect to any Stock Option (or portion thereof) if the applicable six-month waiting period for exercise had not expired except in the event of the death or disability of the Participant when the personal representative of the deceased Participant or the disabled Participant may, with the consent of the Committee, exercise such Stock Option notwithstanding the fact that the applicable six-month waiting period had not yet expired.

    (D) NUMBER OF STOCK OPTIONS GRANTED. Participants may be granted more than one Stock Option. In making any such determination, the Committee shall obtain the advice and recommendation of the officers of the Company or a subsidi-ary which have supervisory authority over such Participants. The granting of a Stock Option under the Plan shall not affect any outstanding Stock Option previously granted to a Participant under the Plan.

    (E) NOTICE OF EXERCISE STOCK OPTION. Upon exercise of a stock option, a Participant shall give written notice to the Secretary of the Company, or other officer designated by the Committee, at the Company's main office in Dallas, Texas. No Stock shall be issued to any Participant until the Company receives full payment for the Stock purchased, if applicable, and any required state and federal withholding taxes.

                                  ARTICLE III

                                      SARS

3.1  GENERAL TERMS.

    (A) GRANT AND TERMS OF SARS. The Committee, when comprised of three or more Directors all of whom are Disinterested Directors, may grant SARs to Participants in connection with Stock Options or ISO Options granted under the Plan. SARs shall not be exercisable (i) at such time that the Committee is comprised of less than three Disinterested Directors or is not comprised solely of Disinterested Directors, (ii) earlier than six months from the date of grant except as specifically provided in Subsection 3.l(b) hereof in the case of the death or Disability of a Participant, and (iii) shall terminate at such time as the Committee determines and shall be exercised only upon surrender of the related Stock Option or ISO Option and only to the extent that the related Stock Option or ISO Option (or the portion thereof as to which the SAR is exercisable) is exercised. SARs may be exercised only by the Participant while actively employed as an employee or a consultant by the Company or a subsidiary except that (i) any SARs previously granted to a Participant which are otherwise exercisable may be exercised, with the approval of the Committee, by the personal representative of a deceased Participant, even if such death should occur within six months of the date of grant (but not beyond the expiration date of such SAR), and (ii) if a Participant terminates his employment as an employee or a consultant with the Company or a subsidiary, as the case may be, on account of Retirement or incurring a Disability, such Participant may exercise any SARs which are otherwise exercisable, with the approval of the Committee, anytime within three months of the date of the termination by Retirement or within 12 months of termination by Disability. If a Participant should die during the applicable three-month period following the date of such Participant's Retirement or during the applicable 12 month period following the date of termination on account of Disability, the rights of the personal representative of such deceased Participant as such relate to any SARs granted to such deceased Participant shall be governed in accordance with (i) of the second sentence of this Subsection 3.l(a) of this Article III. The applicable SAR shall
(i) terminate upon the termination of the underlying Stock Option or ISO Option, as the case may be, (ii) only be transferable at the same time and under the same conditions as the underlying Stock Option or ISO Option is transferable,
(iii) only be exercised when the underlying Stock Option or ISO Option is exercised, and (iv) may be exercised only if there is a positive spread between the Option Price or ISO Price, as applicable and the "fair market value" of the Stock for which the SAR is exercised.

    (B) ACCELERATION OF OTHERWISE UNEXERCISABLE SARS ON RETIREMENT, DEATH, DISABILITY OR OTHER SPECIAL CIRCUMSTANCES. The Committee, in its sole discretion, may permit (i) a Participant who terminates employment as an employee or a consultant with the Company or a subsidiary due to Retirement,
(ii) a

Participant who terminates employment as an employee or a consultant with the Company or a subsidiary due to a Disability, (iii) the personal representative of such deceased Participant, or (iv) any other Participant who terminates employment as an employee or a consultant with the Company or a subsidiary upon the occurrence of special circumstances (as determined by the Committee) to exercise (within three months of such date of termination of such employment or 12 months in the case of a disabled or deceased Participant) all or any part of any such SARs previously granted to such Participant as of the date of such Participant's Retirement, Disability, death, or as the Committee otherwise so determines, notwithstanding that all installments, if any with respect to such SARs, had not accrued on such date. Provided, such discretionary authority of the Committee may not be exercised with respect to any SAR (or portion thereof if the applicable six-month waiting period for exercise had not expired as of such date, except (i) in the event of the Disability of the Participant or
(ii) the death of the Participant, when such disabled Participant or the personal representative of such deceased Participant may, with the consent of the Committee, exercise such SARs notwithstanding the fact that the applicable six-month waiting period had not yet expired.

    (C) FORM OF PAYMENT OF SARS. The Participant may request the method and combination of payment upon the exercise of a SAR; however, the Committee has the final authority to determine whether the value of the SAR shall be paid in cash or shares of Stock or both. Upon exercise of a SAR, the holder is entitled to receive the excess amount of the "fair market value" of the Stock (as of the date of exercise) for which the SAR is exercised over the Option Price or ISO Price, as applicable, under the related Stock Option or ISO Option, as the case may be. All applicable federal and state withholding taxes will be paid by the Participant to the Company upon the exercise of a SAR since the excess amount described above will be required to be included within taxable income in accordance with Sections 61 and 83 of the Code.

    (D) DISINTERESTED DIRECTORS. As used in this Article III, "Disinterested Directors" shall have the same meaning as the term "disinterested person" set forth in Rule 16b-3(d) under the Securities Exchange Act of 1934, as amended, and shall mean a Director who is not at the time he exercises discretion in administering the Plan eligible, and has not at any time within one year prior thereto been eligible for selection as a person to whom stock may be allocated or to whom stock options or stock appreciation rights may be granted pursuant to the Plan or any other plan of the Company or its affiliates entitling the participants therein to acquire stock, stock options or stock appreciation rights of the Company or any of its affiliates; provided, however, that in the event that the definition of "disinterested person" contained in Rule 16b-3 is amended, the term "Disinterested Person" as it is defined herein shall automatically be deemed amended so as to the have the same meaning as the amended term "disinterested person" under Rule 16b-3.

                                   ARTICLE IV

                            GRANTING OF ISO OPTIONS

4.1 GENERAL. With respect to ISO Options granted on or after the effective date of the Plan the following provisions in this Article IV shall apply to the exclusion of any inconsistent provision in any other Article in this Plan since the ISO Options to be granted under the Plan are intended to qualify as "incentive stock options" as defined in Section 422 of the Code.

4.2 GRANT AND TERMS OF ISO OPTIONS. ISO Options may be granted only to employees of the Company and any of its subsidiaries. No ISO Options shall be granted to any person who is not eligible to receive "incentive stock options" as provided in Section 422 of the Code. No ISO Options shall be granted to any management employee if, immediately before the grant of an ISO Option, such employee owns more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries (as determined in accordance with the stock attribution rules contained in Section 425(d) of the Code). Provided, the preceding sentence shall not apply if, at the time the ISO Option is granted, the ISO Price is at least 110% of the "fair market value" of the Stock subject to the ISO Option, and such ISO Option by its terms is not exercisable after the expiration of five years from the date such ISO Option is granted.

    (A) ISO OPTION PRICE. The option price for shares of Stock subject to an ISO Option ("ISO Price") shall be determined by the Committee, but in no event shall such ISO Price be less than the fair market value of the Stock on the date of grant.

    (B) ANNUAL ISO OPTION LIMITATION. The aggregate "fair market value" (determined as of the time the ISO Option is granted) of the Stock with respect to which ISO Options are exercisable for the first time by any Participant during in any calendar year (under all "incentive stock option" plans qualified under Section 422 of the Code sponsored by the Company and its subsidiary corporations) shall not exceed $100,000.

    (C) TERMS OF ISO OPTIONS. ISO Options shall be granted on the following terms and conditions: No ISO Option shall be exercisable within six months from the date of grant (except as specifically provided in Subsection 4.2(d) hereof with regard to the Disability or death of a Participant), nor more than 10 years after the date of grant. The Committee shall have the discretion to fix the period (the "ISO Period") during which any ISO Option may be exercised. ISO Options granted shall not be transferable except by will or by the laws of descent and distribution. ISO Options shall be exercisable only by the Participant while actively employed by the Company or a subsidiary, except that
(i) any such ISO Option granted and which is otherwise exercisable, may be exercised by the personal representative of a deceased Participant within 12 months after the death of such Participant (but not beyond the expiration date of such ISO Option), (ii) if a Participant terminates his employment as an em-ployee with the Company or a subsidiary on account of Retirement, such Participant may exercise any ISO Option which is otherwise exercisable at any time within three months of such date of termination and (iii) if a Participant terminates his employment with the Company or a subsidiary on account of incurring a Disability, such Participant may exercise any ISO Option which is otherwise exercisable at any time within 12 months of such date of termination. If a Participant should die during the applicable three-month or 12 month period following the date of such Participant's Retirement or Disability, then in such event, the rights of the personal representative of such deceased Participant as such relate to any ISO Options granted to such deceased Participant shall be governed in accordance with Subsection 4.1(c) of this Article IV.

    (D) ACCELERATION OF OTHERWISE UNEXERCISABLE ISO OPTION ON RETIREMENT, DEATH, DISABILITY OR OTHER SPECIAL CIRCUMSTANCES. The Committee, in its sole discretion, may permit (i) a Participant who terminates employment as an employee with the Company or a subsidiary due to Retirement, (ii) a Participant who terminates employment as an employee with the Company or a subsidiary due to a Disability, (iii) the personal representative of a deceased Participant, or
(iv) any other Participant who terminates employment as an employee with the Company or a subsidiary upon the occurrence of special circumstances (as determined by the Committee) to exercise and purchase (within three months of such date of termination of employment as an employee or 12 months in the case of a disabled or deceased Participant) all or any part of the shares of Stock subject to ISO Option on the date of the Participant's Retirement, Disability, death, or as the Committee otherwise so determines, notwithstanding that all installments, if any, had not accrued on such date. Provided, such discretionary authority of the Committee may not be exercised with respect to any ISO Option (or portion thereof if the applicable six-month waiting period for exercise had not expired as of such date except in the event of the Disability of the Participant or death of the Participant, when the disabled Participant or the personal representative of such deceased Participant, may, with the consent of the Committee, exercise such ISO Option notwithstanding the fact that the applicable six-month waiting period had not yet expired.

    (E) NUMBER OF ISO OPTIONS GRANTED. Subject to the applicable limitations contained in the Plan with respect to ISO Options, Participants may be granted more than one ISO Option. In making any such determination, the Committee shall obtain the advice and recommendation of the officers of the Company or a subsidiary which have supervisory authority over such Participants. The granting of an ISO Option under the Plan shall not affect any outstanding ISO Option previously granted to a Participant under the Plan.

    (F) NOTICE TO EXERCISE ISO OPTION. Upon exercise of an ISO Option, a Participant shall give written notice to the Secretary of the Company, or other officer designated by the Committee, at the Company's main office in Las Vegas, Nevada.

                                   ARTICLE V

                           OPTIONS NOT QUALIFYING AS
                            INCENTIVE STOCK OPTIONS

5.1 NON-QUALIFYING OPTIONS. With respect to all or any portion of any option granted under the Plan not qualifying as an "incentive stock option" under
Section 422 of the Code, such option shall be considered as a Stock Option granted under this Plan for all purposes.


                                             Power Technology, Inc.
                                          By: /s/ LEE A. BALAK
                                             -----------------------------------
                                             Lee A. Balak, President
                                             Date Plan adopted and approved by
                                          the Board of Directors: June 26, 2000.
                                             Date Plan adopted and approved by
                                          the Stockholders:           , 2000.

                                                                 EXHIBIT B
                                                                     TO
                                                              PROXY STATEMENT

                                    FORM OF:
                                   AMENDMENT
                                     TO THE
                           ARTICLES OF INCORPORATION
                                       OF
                             POWER TECHNOLOGY, INC.

TO THE SECRETARY OF STATE OF THE STATE OF NEVADA:

    Pursuant to the provisions of the Nevada Business Corporation Act, Power Technology, Inc., a Nevada corporation, adopts the following Amendment to its Articles of Incorporation by the repeal of the Fourth article thereof in its entirety, and by the substitution therefor of a new Fourth article, as follows:

                            ------------------------

        "FOURTH. The total number of shares of all classes of capital stock which the Corporation is authorized to issue is 101,000,000 shares, of which 100,000,000 shares shall be non-assessable shares of common stock, each share having a par value of $.001 (the "Common Stock"), and 1,000,000 shares shall be preferred stock, each share having a par value of $.01 (the "Preferred Stock").

        The Preferred Stock may be divided into and issued in series. The Board of Directors of the Corporation is authorized to divide the authorized shares of Preferred Stock into one or more series, each of which shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. The Board of Directors of the corporation is authorized, within any limitations prescribed by law and this Article, to fix and determine the designations, rights, qualifications, preferences, limitations and terms of the shares of any series of Preferred Stock including but not limited to the following.

           (a) The rate of dividend, the time of payment of dividends, whether dividends are cumulative, and the date from which any dividends shall accrue;

           (b) Whether shares may be redeemed, and, if so, the redemption price and the terms and conditions of redemption;

           (c) The amount payable upon shares in the event of voluntary or involuntary liquidation;

           (d) Sinking fund or other provisions, if any, for the redemption or purchase of shares;

           (e) The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion;

           (f) Voting powers, if any (notwithstanding the ELEVENTH Article hereof, the Board of Directors may authorize shares of non-voting Preferred Stock), provided that if any of the Preferred Stock or series thereof shall have voting rights, such Preferred Stock or series shall vote only on a share for share basis with the Common Stock on any matter, including but not limited to the election of directors, for which such Preferred Stock or series has such rights; and

           (g) Subject to the foregoing, such other terms, qualifications, privileges, limitations, options, restrictions, and special or relative rights and preferences, if any, of shares or such series as the Board of Directors of the Corporation may, at the time so acting, lawfully fix and determine under the laws of the State of Nevada.

        The Corporation shall not declare, pay or set apart for payment any dividend or other distribution (unless payable solely in shares of Common Stock or other class of stock junior to the Preferred Stock as to dividends or upon liquidation) in respect of Common Stock, or other class of stock junior to the Preferred Stock, nor shall it redeem, purchase or otherwise acquire for consideration shares of any of the foregoing, unless dividends, if any, payable to holders of Preferred Stock for the current period (and in the case of cu-mulative dividends, if any, payable to holders of Preferred Stock for the current period (and in the case of cumulative dividends, if any, for all past periods) have been paid, are being paid or have been set aside for payment, in accordance with the terms of the Preferred Stock, as fixed by the Board of Directors.

        In the even of the liquidation of the Corporation, holders of Preferred Stock shall be entitled to receive, before any payment or distribution on the Common Stock or any other class of stock junior to the Preferred Stock upon liquidation, a distribution per share in the amount of the liquidation preference, if any, fixed or determined in accordance with the terms of such Preferred Stock plus, if so provided in such terms, an amount per share equal to accumulated and unpaid dividends in respect of such Preferred Stock (whether or not earned or declared) to the date of such distribution. Neither the sale, lease or exchange of all or substantially all of the property and assets of the Corporation, nor any consolidation or merger of the Corporation, shall be deemed to be a liquidation for the purposes of this Article."

                            ------------------------

    This Amendment to the Articles of Incorporation was approved by the shareholders of the corporation on September 14, 2000, and the number of shares of common stock of the Corporation voting for the Amendment were sufficient for approval.


                                             Power Technology, Inc.
                                          By: /s/ LEE A. BALAK
                                             -----------------------------------
[SEAL]                                       Lee A. Balak, President
ATTEST:


[SIGNATURE]
-----------------------------------------
William E. McNerney, Secretary

PROXY                        POWER TECHNOLOGY, INC.                        PROXY
                              1000 W. BONANZA ROAD
                            LAS VEGAS, NEVADA 89106

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF POWER TECHNOLOGY,
                                      INC.

    The undersigned hereby appoints Lee A. Balak and William E. McNerney as Proxies, each with the power to appoint their substitute, and hereby appoints and authorizes either of them to represent and vote as designated below, all the shares of Common Stock, $.001 par value, of Power Technology, Inc. (the "Company") held of record by the undersigned on August 1, 2000, at the annual meeting of shareholders to be held on Thursday, September 14, 2000, or any adjournment thereof.
1.  To elect five directors to the Board of Directors of the Company.
    FOR all nominees listed below / /           WITHHOLD AUTHORITY / /
                                         (to vote for all nominees below)
    (except as marked to the contrary below)
    Lee A. Balak, William E. McNerney, Alvin A. Snaper, Hugo P. Pomrehn, and F.
                                Bryson Farrill.
    (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below).

    ----------------------------------------------------------------------------
2. To consider and act upon a proposal to ratify and approve the Company's 2000 Stock Option, SAR and Stock Bonus Plan.
                  / / FOR         / / AGAINST        / / ABSTAIN
3. To consider and act upon a proposal to approve the Amendment of the Articles of Incorporation of the Company.
                  / / FOR         / / AGAINST        / / ABSTAIN
4. To ratify the selection of G. Brad Beckstead, C.P.A., as independent auditor for the Company for the year ending January 31, 2001.
                  / / FOR         / / AGAINST        / / ABSTAIN
5. To transact such other business as may properly come before the meeting or any adjournment thereof.

                   (continued and to be signed on other side)

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5.

Number of Shares:                                             Please sign exactly as name appears below.
------------------------                                      When shares are held by joint tenants, both
                                                              should
                                                              sign. When signing as attorney, as executor,
                                                              administrator, trustee or guardian, please
                                                              give full title as such. If a corporation,
                                                              please sign in full corporate name by
                                                              president or other authorized officer. If a
                                                              partnership, please sign in partnership name
                                                              by authorized person.

Please Print Name:                                            Date: , 2000
------------------------------------------------------

------------------------------------------------------        ---------------------------------------------
                                                              Signature
                                                              ---------------------------------------------
                                                              Signature if held jointly
                                                              PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                                                              PROMPTLY USING THE ENCLOSED ENVELOPE.